UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUAN TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 17, 2023

Primerica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34680	27-1204330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Primerica Parkway Duluth, Georgia 30099
(Address of principal executive offices, and Zip Code)

(770) 381-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2023 annual stockholders’ meeting on May 17, 2023. There were 36,504,981 shares of common stock outstanding and entitled to be voted, and 33,489,904 of those shares (91.74% of the outstanding shares) were represented in person or by proxy, at the Annual Meeting.

Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors:

Nominee	For	Withheld	Broker Non-Votes
John A. Addison, Jr.	31,880,038	11,254	1,148,936
Joel M. Babbit	31,933,812	15,882	1,148,936
Amber L. Cottle	32,260,314	17,415	1,148,936
Gary L. Crittenden	32,264,708	16,846	1,148,936
Cynthia N. Day	30,684,712	13,500	1,148,936
Sanjeev Dheer	32,293,576	25,787	1,148,936
Beatriz R. Perez	31,049,284	26,969	1,148,936
D. Richard Williams	31,239,362	9,860	1,148,936
Glenn J. Williams	31,940,114	15,081	1,148,936
Barbara A. Yastine	31,854,818	17,418	1,148,936

Proposal 2: An advisory vote on executive compensation (Say-on-Pay) was approved.

For	Against	Abstain	Broker Non-Votes
32,000,498	306,830	33,640	1,148,936

Proposal 3: An advisory vote on stockholder preference of the frequency of the Say-on-Pay Vote (Say-When-on-Pay) was in favor of an annual vote. The Board of Directors has determined to follow stockholder preference and include an advisory Say-on-Pay vote in the annual proxy statement.

One Year	Two Years	Three Years	Abstain
31,345,083	13,885	945,047	27,953

Proposal 4: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2023 was ratified.

For	Against	Abstain	Broker Non-Votes
33,378,875	98,299	12,730	N/A

Item 7.01. Regulation FD Disclosure

At a meeting of the Board of Directors of Primerica, Inc. (the “Board”) held on May 17, 2023, the Board appointed Gary L. Crittenden to serve as Lead Director of the Board for a term that ends on the date of the 2024 annual meeting of stockholders or until the appointment of his successor.

The information provided pursuant to Items 5.07 and 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in any such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2023		PRIMERICA, INC.

	By:	/s/ Stacey K. Geer
Stacey K. Geer
Executive Vice President, Chief Governance Officer and Deputy General Counsel